Exhibit 10.1

                               INCREASE SUPPLEMENT


     INCREASE SUPPLEMENT, dated as of February 15, 2001, to the Third Amended and Restated Revolving Loan, Guaranty and Security Agreement, dated as of' September 23, 1999, (as amended from time to time the "Loan Agreement"), among Fleet National Bank, as administrative and collateral agent (the "Agent"), Sovereign Bank, as Syndication Agent and Mellon Bank, N.A., as Documentation Agent, the banks signatory thereto, Suprema Specialties, Inc. (the "Borrower"), Suprema Specialties West, Inc. ("Suprema West"), a California corporation,
Suprema Specialties Northeast, Inc. ("Suprema Northeast"), a New York corporation and Suprema Specialties Northwest, Inc, ("Suprema Northwest"), a Delaware corporation (Suprema West, Suprema Northeast and Suprema Northwest collectively the "Guarantor"). Capitalized terms used herein that are not otherwise defined herein and are defined in the Loan Agreement shall have the meanings therein defined.

     1. Pursuant to Section 2.1(b) of the Loan Agreement, the Borrower hereby proposes to increase (the "Increase") the total Commitment of all the Banks from $111,000,000.00 to $125,000,000.00.

     2. Each of the following proposed institutions (each a "New Bank") has been invited by the Borrower, and is ready, willing and able to become a "Bank" and assume or provide a Commitment under the Loan Agreement as follows:

          Name of Proposed Institution                       Commitment
          ----------------------------------------          -------------

          First Pioneer Farm Credit, ACA                    $8,500,000.00

          National Bank of Canada                           $8,500,000.00


     3. In connection with the New Banks becoming a "Bank" and assuming and providing a Commitment under the Loan Agreement, Fleet National Bank has agreed to decrease its Commitment to $27,000,000.00.

     4. In connection with the New Banks becoming a "Bank" and assuming and providing a Commitment under the Loan Agreement, each New Bank hereby assigns and/or assumes from each other Bank such rights, and assigns to or assumes from or delegates to such other Bank such obligations, in each case without recourse, representation or warranty, as shall cause (i) the outstanding principal balance of its Loans to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans and (ii) its Commitment to be the Commitment as set forth in Section 2.1(a) of the Loan Agreement, as modified by Paragraph 6 below. Each New Bank shall make such payments to, and as directed by, the Agent and the Agent shall make such payments to the Banks in order to cause the outstanding principal balance of the Loans by each Bank to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans after giving effect to the Commitment adjustments contemplated by this Increase Supplement. As used herein, a Bank's "Percentage" shall be determined by dividing the Commitment of such Bank as set forth in Section 2.1(a) of the Loan Agreement, as modified by Paragraph 6 below, by the total Commitment of all the Banks as set forth in such Section 2. 1 (a), as modified by Paragraph 6 below; provided, that, the term "Banks" shall include all existing Batiks and each of the New Banks.t, the term "Banks" shall include all existing Batiks and each of the New Banks.

     5. The Borrower hereby agrees that (x) any amount that a New Bank so pays to another Bank pursuant to this Increase Supplement shall be entitled to all rights of a Bank under the Loan Agreement and such payments to Banks shall constitute Loans held by each such New Bank under this Agreement, (y) that each such New Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such New Bank had initially advanced the Borrower the amount of such payments and (z) in connection with this Increase Supplement all outstanding Eurodollar Loans are being prepaid by the Borrower and in connection therewith the Borrower shall pay to each existing Bank the breakage fee described in the Loan Agreement. .

     6. The table set forth in Section 2.1(a) of the Loan Agreement is hereby amended and replaced in its entirety by the immediately following table (which immediately following table gives effect to the new and decreased Commitments effected pursuant to this Increase Supplement) and the Commitment of each Bank (including each New Bank and the decreased Commitment of Fleet National Bank) is hereby amended and adjusted to be the Commitment set forth below:


          Name of Bank                               Amount
          -------------------------               --------------
          Fleet National Bank                     $27,000,000.00

          Sovereign Bank                          $25,000,000.00

          Mellon Bank, N.A.                       $22,500,000.00

          National City Bank                      $15,000,000.00

          PNC Bank, National Association          $10,000,000.00

          European American Bank                   $8,500,000.00

          First Pioneer farm Credit, ACA           $8,500,000.00

          National Bank of Canada                  $8,500,000.00

          TOTAL                                  $125,000,000.00

     7. The proposed effective date for this Increased Supplement is February 15, 2001.

     8. The Borrower hereby represents and warrants to the Agent and each Bank (including each New Bank) that (i) immediately before and after giving effect to the transactions contemplated by this Increase Supplement, no Default or Event of Default exists or would exist and each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty expressly relates to an earlier date) and (ii) immediately after giving effect thereto (and taking into account any prior increases), the total Commitment of all the Banks does not exceed $125,000,000.

     9. Pursuant to Section 2.1(b) of the Loan Agreement, by execution and delivery of this Increase Supplement, together with the satisfaction of all of the other requirements set forth in said Section 2.1 (b), each Bank (i) shall have, on and as of the effective date of this Increase Supplement, a Commitment equal to the amount set forth in Section 6 above next to its name and (ii) with respect to each New Bank, shall be and shall be deemed to be a "Bank" under, and as such term is defined in, the Loan Agreement.

     10. Each New Bank hereby confirms to and agrees with the Borrower, the Agent and the existing Banks as follows:

          (a) The Agent and/or the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of the Loan Agreement, the other Loan Documents, and Collateral, or any other instrument or document furnished pursuant to the Agreement.

          (b) The Agent and/or the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under the Loan Agreement or any of the other Loan Documents, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under the Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

          (c) Each New Bank confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Supplement and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

          (d) Each New Bank will, independently and without reliance upon the other Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement.

          (e) Each New Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

          (f) Each New Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement and other Loan Documents are required to be performed by it as a Bank.

          (g) Each New Bank represents and warrants that it is legally authorized to enter into this Increase Supplement and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

     11. It is expressly agreed that this Increase Supplement shall serve as the notice the Agent is required to furnish to each Bank pursuant to Section 2.1(b) of the Loan Agreement, which notice is to include the revised table set forth in
Section 2.1(a) of the Loan Agreement to reflect the adjustments to the Commitments contemplated hereby and by Section 2.1(b)(iv) of the Loan Agreement. A copy of this Increase Supplement shall be distributed by the Agent to each Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Increase Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   SUPREMA SPECIALTIES, INC.


                                   By: /s/ Mark Cocchiola
                                       -----------------------------------------
                                   Name: Mark Cocchiola
                                   Title: President

Each of the guarantors indicated below hereby consents to this Increase Supplement and reaffirms its continuing obligations under its guarantee as set forth in the Loan Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by each such guarantor).

                                   SUPREMA SPECIALTIES WEST, INC.,
                                   as a Guarantor


                                   By: /s/ Mark Cocchiola
                                       -----------------------------------------
                                   Name: Mark Cocchiola
                                   Title: President

                                   SUPREMA SPECIALTIES NORTHEAST, INC.,
                                   as a Guarantor


                                   By: /s/ Mark Cocchiola
                                       -----------------------------------------
                                   Name: Mark Cocchiola
                                   Title: President

                                   SUPREMA SPECIALTIES NORTHWEST, INC.
                                   as a Guarantor


                                   By: /s/ Mark Cocchiola
                                       -----------------------------------------
                                   Name: Mark Cocchiola
                                   Title: President

                                   FLEET NATIONAL BANK, as Agent and a Bank


                                   By: /s/ Edward D. Harrington
                                       -----------------------------------------
                                   Name: Edward D. Harrington
                                   Title: Vice President

                                   FIRST PIONEER FARM CREDIT, ACA,
                                   as a Bank


                                   By: /s/ James M. Papai
                                       -----------------------------------------
                                   Name: James M. Papai
                                   Title: Vice President

                                   Address for Notices:

                                   174 South Road
                                   Enfield, Connecticut 06082
                                   Attention: James M. Papai,
                                                     Commercial Loan Officer

                                   NATIONAL BANK OF CANADA, as a Bank


                                   By: /s/ John P. Liefer
                                       -----------------------------------------
                                   Name: John P. Liefer
                                   Title: Vice President


                                   By: /s/ Timothy J. Smith
                                       ----------------------------------------
                                   Name: Timothy J. Smith
                                   Title: Vice President & Manager

                                   Address for Notices:

                                   50 Division Street
                                   Somerville, New Jersey 08876
                                   Attention: John Leifer, Vice President